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                                                                    EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 135O,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Seychelle Environmental Technologies, Inc. (the "Company") on Form 10-QSBSB for the period ending August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report'). I, Carl Palmer, Chief Financial Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of the Company.


                By: /s/ Carl Palmer
                ---------------------------------------
                Carl Palmer, Chief Financial Officer
                Dated: 10/21/02